UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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iVoice Technology Inc.
(Name of Registrant as Specified In Its Charter)

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iVoice Technology, Inc.
750 Highway 34
Matawan, NJ 07747

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
TO BE EFFECTIVE ON OR ABOUT NOVEMBER 13, 2009

This Notice of Shareholder Action by Written Consent and the accompanying Information Statement are being furnished to the shareholders of iVoice Technology, Inc., a New Jersey corporation (“iVoice Technology”, the “Company,” “we” or “us”), in connection with action taken by the holders (the “Required Shareholders”) of at least a majority of the aggregate of our Class A Common Stock (“Class A Common Stock”) and our voting Class B Common Stock (“Class B Common Stock”) (both the Class A Common Stock and Class B Common Stock hereinafter are collectively referred to as the “Voting Common Stock”) approving, by written consent dated July 28, 2009, the following:

1.	Grant of discretionary authority for the Board of Directors to effect the buyback by the Company of the Class A Common Stock.

2.	Election of Jerome Mahoney and Frank Esser to the Board of Directors.

3.	Change the name of the corporation to B Green Innovations, Inc. by filing an amendment to the Certificate of Incorporation, change trading symbol.

4.	Approval of the iVoice Technology, Inc. 2005 Stock Incentive Plan and change the name to the B Green Innovations, Inc. 2005 Stock Incentive Plan (the “2005 Plan”).

5.
Approval of the iVoice Technology, Inc. 2005 Directors’ and Officers’ Stock Incentive Plan and change the name to the B Green Innovations, Inc. 2005 Directors’ and Officers’ Stock Incentive Plan (the “2005 Directors’ and Officers’ Plan”).

6.	Ratify the Board of Directors’ selection of Bagell Josephs Levine & Company, LLC to audit our financial statements for the fiscal year ending December 31, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of the holders of over fifty percent (50%) of our Voting Common Stock satisfies any applicable shareholder voting requirements under the New Jersey Business Corporation Act of the State of New Jersey (the “Corporation Law”), the Company’s Certificate of Incorporation and its By-laws, your vote or consent is not required to approve these matters.  Additionally, the shareholder action being taken pursuant to written consent as explained above does not require the Company to provide shareholders with appraisal rights or any other rights of dissenters to these actions under the Corporation Law.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider any matter described herein.

September 29, 2009

iVoice Technology, Inc.
750 Highway 34
Matawan, NJ 07747

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
TO BE EFFECTIVE ON OR ABOUT NOVEMBER 13, 2009

This Notice of Shareholder Action by Written Consent and the accompanying Information Statement are being furnished to the shareholders of iVoice Technology, Inc., a New Jersey corporation (“iVoice Technology”, the “Company,” “we” or “us”), in connection with action taken by the holders (the “Required Shareholders”) of at least a majority of the aggregate of our Class A Common Stock (“Class A Common Stock”) and our voting Class B Common Stock (“Class B Common Stock”) (both the Class A Common Stock and Class B Common Stock hereinafter are collectively referred to as the “Voting Common Stock”)  approving, by written consent dated July 28, 2009, the following:

1.	Grant of discretionary authority for the Board of Directors to effect the buyback by the Company of the Class A Common Stock.

2.	Election of Jerome Mahoney and Frank Esser to the Board of Directors.

3.	Change the name of the corporation to B Green Innovations, Inc. by filing an amendment to the Certificate of Incorporation, change trading symbol.

4.	Approval of the iVoice Technology, Inc. 2005 Stock Incentive Plan and change the name to the B Green Innovations, Inc. 2005 Stock Incentive Plan (the “2005 Plan”).

5.
Approval of the iVoice Technology, Inc. 2005 Directors’ and Officers’ Stock Incentive Plan and change the name to the B Green Innovations, Inc. 2005 Directors’ and Officers’ Stock Incentive Plan (the “2005 Directors’ and Officers’ Plan”).

6.	Ratify the Board of Directors’ selection of Bagell Josephs Levine & Company, LLC to audit our financial statements for the fiscal year ending December 31, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of the holders of over fifty percent (50%) of our Voting Common Stock satisfies any applicable shareholder voting requirements under the New Jersey Business Corporation Act of the State of New Jersey (the “Corporation Law”), the Company’s Certificate of Incorporation and its By-laws, your vote or consent is not required to approve these matters.

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of the Company’s Voting Common Stock entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent. This Information Statement also constitutes notice, pursuant to Section 14A:5-6 of the Corporation Law, of the taking of corporate action without a meeting by less than unanimous written consent of the Company’s shareholders

This Information Statement is being made available to shareholders on the Internet pursuant to Rule 14a-16 of the Exchange Act and will be mailed only to shareholders requesting it pursuant to Rule 14a-16(j).  We anticipate that the shareholder action with written consent will be effective on or about November 13, 2009, at least forty (40) calendar days after the Notice of Internet Availability of Information Statement Materials is first sent to shareholders.

The entire cost of publishing and furnishing this Information Statement will be borne by the Company.

Voting and Vote Required

We are not seeking consent, authorizations or proxies from you. Section 14A:5-6 of the Corporation Law provides that, unless otherwise provided in the certificate of incorporation, action required or permitted to be taken at a meeting of shareholders may be taken without a meeting and without a vote if the action is taken by holders of outstanding stock having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted

By Order of the Board of Directors
Jerome Mahoney
President and
Chief Executive Officer
Matawan, New Jersey

September 29, 2009

ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

The following actions were approved by written consent of the Required Shareholders based upon the unanimous recommendation of our board of directors:

ACTION 1
GRANT OF DISCRETIONARY AUTHORITY FOR THE BOARD OF DIRECTORS TO EFFECT THE BUYBACK BY THE COMPANY OF THE CLASS A COMMON STOCK.

The Board of Directors has proposed the grant of discretionary authority to the Board of Directors to the buyback of up to $100,000 of the Company’s Class A Common Stock in the open market.  The Board of Directors feels that this use of a portion of the cash reserves may benefit shareholders by improving the market price of the Company’s Class A Common Stock as traded on the NASD Over the Counter Bulletin Board.  The Board of Directors considered the following factors in approving a stock buyback program:

In a stock buyback program, the number of outstanding shares is reduced thereby reducing the number of shares used in calculating the earnings per share.  To the extent the Company’s stock price trades at a certain multiple of the Company’s earnings per share, this could have a beneficial effect upon the Company’s stock price.  Although iVoice Technology has never been profitable, should this situation change, the stock buyback program may have a beneficial effect on the stock price.

When a company reduces the amount of shares outstanding by declaring a stock buyback program, each of your shares becomes more valuable as it represents a greater percentage of equity in the company.  This reduction in the number of shares also decreases the supply of common stock in the market, while at the same time not decreasing the demand for the Company’s common stock.  This decrease in supply and no changes in demand may have a positive effect on the Company’s stock price.

Stock buyback programs are not good if the company pays too much for its own stock.  If the Board of Directors felt that the Company’s common stock was overpriced, it would not initiate or continue a stock buyback program.

A stock buyback program may reduce the valuation of the Company as the Company would be using its limited capital resources to purchase shares in the open market.  To the extent a portion of the Company’s stock value is derived from the cash reserves of the Company, this may have an overall negative effect on the valuation of the Company.

There can be no guarantee that the buyback of the Class A Common Stock will have a positive effect, or any effect, upon the stock price.  It is the Board of Directors’ position that shareholder approval is not required under the New Jersey Business Corporation Act for the Board to properly authorize the buyback of the Company’s Class A Common Stock.  However, the Board of Directors thought that shareholders of the Company should have a voice in deciding whether a buyback of the Class A Common Stock would be a way for the Company to increase shareholder value.  If the shareholders do not approve this proposal, then the Board of Directors will accede to the shareholders’ decision and not buyback the Class A Common Stock.  If this proposal is approved by shareholders granting the Board of Directors discretionary authority to buyback shares of the Class A Common Stock, then the Board of Directors will make decision in the future as the whether it wishes to commence a buyback program from time to time and if so, what dollar amount of the Class A Common Stock it will attempt to purchase in the open market.

ACTION 2
ELECTION OF DIRECTORS

iVoice Technology’s bylaws provide that the Board of Directors shall consist of at least one and no more than five directors, with the exact number set by the Board of Directors.  The current number is set at two.

iVoice Technology’s current board consists of two directors, Jerome Mahoney and Frank Esser who have both been nominated and have agreed to stand for reelection to the Board of Directors.  Their term shall each be for one year, or until the next shareholders’ meeting, whichever is earlier, and shall serve until there replacement is elected and duly qualified.

iVoice Technology’s board of directors consists of two directors.  Listed below is certain information concerning individuals who currently serve as directors and executive officers of iVoice Technology.  Mr. Mahoney is currently a director of iVoice and we anticipate that Mr. Mahoney will remain a director of both iVoice and iVoice Technology.

Name	Age	Director since	Position

Jerome R. Mahoney	49	2004	President and Chief Executive Officer

Frank V. Esser	69	2005	Director

Jerome R. Mahoney. Mr. Mahoney has served as iVoice Technology’s President, Chief Executive Officer and Secretary since August 30, 2006.  Mr. Mahoney formerly served as iVoice Technology’s Non-Executive Chairman of the Board.  He has been a director of iVoice since May 21, 1999.  Mr. Mahoney was Chairman of the Board of Trey Resources, Inc. and director of Trey Resources from January 1, 2002 until May 6, 2009.   He was also the Non-Executive Chairman of the Board of SpeechSwitch, Inc. and was a director of SpeechSwitch from August 2004 until January 2008.  He was also the Non-Executive Chairman of the Board of Deep Field Technologies, Inc. through February 13, 2007 and had been a director of Deep Field Technologies from August 2004 through February 2007.

Frank V. Esser.  Mr. Esser has served as a director of the Company since June 2005.  He has also been a director of iVoice, Inc. since February 2004.  In 1998, Mr. Esser accepted the position of Senior Associate at Beacon Consulting Associates, adding the title of Vice President in 1999, and has been working in such capacities ever since.  Mr. Esser holds a BA degree from Baruch College of the City University of New York and is a Certified Public Accountant in New York State.

AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Esser and Mahoney, with Mr. Esser serving as the Chairman of the Committee. Mr. Esser is an independent member of the Board of Directors and may be deemed a financial expert as defined in §228.401(e) of the regulations promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon and as to management's assessment of the effectiveness of internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes, although the members of the Audit Committee are not engaged in the practice of auditing or accounting. The Audit Committee had one meeting in 2008 and both members were present. The Board of Directors approved an Audit Committee Charter on March 30, 2006. As of this date, the Audit Committee operates pursuant to this Audit Committee Charter.

AUDIT COMMITTEE REPORT

The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2008. The Audit Committee has:
● reviewed and discussed the Company's audited financial statements with management and Bagell, Josephs Levine & Company, L.L.C., the Company's independent accountants;
●discussed with Bagell, Josephs Levine & Company, L.L.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and
● received from Bagell, Josephs Levine & Company, L.L.C. the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Frank Esser, Chairman
Jerome Mahoney

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Annual Report on Form 10-K into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under these acts.

CORPORATE GOVERNANCE

Director Independence

iVoice Technology’s board of directors consists of Jerome R. Mahoney and Frank V. Esser.    Mr. Esser is an “independent director” as such term is defined in Section 4200(a)(15) of the NASDAQ Marketplace Rules.

Audit Committee

iVoice Technology’s audit committee currently consists of Messrs. Esser and Mahoney.  Mr. Esser is an independent member of the audit committee under the independence standards set forth in Section 4350(d)(2) of the NASDAQ Marketplace Rules.  Mr. Mahoney is not an independent member of the audit committee.

Nominating Committee

The Company does not have a standing nominating committee or a committee performing similar functions, as the Board of Directors consists of only two members.  Due to the Company’s size, it finds it difficult to attract individuals who would be willing to accept membership on the Company’s Board of Directors.  Therefore, with only two members of the Board of Directors, the full Board of Directors would participate in nominating candidates to the Board of Directors.  The Company did not have an annual meeting of shareholders in the past fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As the Company has no class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) Forms 3,4 or 5, as required by Section 16(a) of the Exchange Act are not required to be filed.

Code of Ethics

The Board of Directors adopted a Code of Ethics for its chief executive officer and chief financial officer. The Code of Ethics will be provided to any person without charge, upon request. Requests should be directed to the Investor Relations Department at the Company's corporate headquarters.

Compensation of Directors

The following table sets forth compensation information for services rendered by our directors during the last completed fiscal year.  The following information includes the dollar value of fees earned or paid in cash and certain other compensation, if any, whether paid or deferred.  Our directors did not receive any bonus, stock awards, option awards, non-equity incentive plan compensation, or nonqualified deferred compensation earnings during the last completed fiscal year.

Director Compensation

Name	Fees Earned or Paid in Cash ($)		All Other Compensation ($)	Total Compensation ($)

Frank V. Esser(1)	$12,000	(2)	$-0-	$12,000

(1)	Mr. Esser has been serving as our outside director since June 2005 at a fee of $12,000 per year.
(2)	Mr. Esser has received no cash compensation during this period.

The following tables set forth certain information regarding the beneficial ownership of our voting securities as of September 1, 2009 of (i) each person known to us to beneficially own more than 5% of the applicable class of voting securities, (ii) our directors, (iii) and each named executive officer and (iv) all directors and executive officers as a group. As of September 1, 2009, a total of 571,309,870 shares of Class A common stock were outstanding. Each share of Class A common stock and Class B common stock is entitled to one vote on matters on which holders of common stock are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 1, 2009, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

Ownership of Common Stock

Name and Position(s)	Title of Class	Common Stock Beneficially Owned		Percentage Ownership (1)

Jerome R. Mahoney (1),
President and	Class A Common Stock	453,887,010	(2)	46.8%
Chief Executive Officer	Class B Common Stock	127,308	(3)	100.00%
Frank V. Esser, Director	Class A Common Stock	586,870		0.1%

iVoice, Inc.	Class A Common Stock	562,134,900	(4)	51.5%
	Class B Common Stock	166,226	(5)	58.8%
All directors and executive	Class A Common Stock	454,473,880		46.9%
Officers as a group (2 persons)	Class B Common Stock	127,308		100.00%

(1)	Percentage ownership for iVoice Technology Class A Common Stock is based on 571,309,870 shares of Class A Common Stock outstanding as of September 1, 2009.

(2)
Includes (i) 56,049,510 shares held directly by Mr. Mahoney, (ii) 116,657 Class B Common Stock shares convertible into Class A Common Stock shares are beneficially owned and convertible within sixty days of the date hereof and (iii) convertible debt of $10,651 convertible into 10,651 Class B Common Stock shares that are convertible into Class A Common Stock shares are beneficially owned and convertible within sixty days of the date hereof.

(3)
Includes (i) 116,657 Class B Common Stock shares held directly by Mr. Mahoney and (ii) convertible debt of $10,651 convertible into 10,651 Class B Common Stock shares that are convertible into Class A Common Stock shares are beneficially owned and convertible within sixty days of the date hereof.

(4)
Includes (i) 42,678,650 Class A Common Stock shares owned directly and (ii) 519,456,250 shares of Class A Common Stock beneficially owned and convertible within sixty days of the date hereof upon conversion of 166,226 Class B Common Stock shares.

(5)	Includes 166,226 Class B Common Stock shares beneficially owned upon the conversion of a convertible promissory note valued at $166,226 convertible within sixty days of the date hereof.

EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered by certain of our executive officers in all capacities during the last three completed fiscal years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Position(s)	Year	Salary($)		Stock Awards	All other Compensation	Total Compensation

Jerome R. Mahoney(1)
President, Chief Executive	2008	$94,585	(2)	$0	$0	$94,585
Officer and Director	2007	$91,319	(2)	$0	$0	$91,319

(1)
August 31, 2006. Prior to that time, Mr. Mahoney served as our Non-Executive Chairman of the Board since August 1, 2004. Mr. Mahoney’s employment contract is for a term of five-years at a base salary of $85,000 in the first year with annual increases based on the Consumer Price Index every year thereafter.

(2)	$27,085 and $41,319 was accrued and unpaid for the years ended December 31, 2008 and 2007, respectively.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable

None	0	0	0	0 / 0

Stock Option Grants

The Company did not issue any stock options for the years ended December 31, 2008 and 2007

EMPLOYMENT CONTRACTS

Jerome R. Mahoney

iVoice Technology entered into a five-year employment agreement with Mr. Mahoney as of August 1, 2004. Mr. Mahoney will serve as iVoice Technology's Non-Executive Chairman of the Board for a term of five years. As consideration, iVoice Technology agreed to pay Mr. Mahoney the sum of $85,000 the first year with an annual increase based on the Consumer Price Index every year thereafter. iVoice Technology also agreed to pay Mr. Mahoney a bonus for each merger or acquisition completed by the Company equal to six percent (6%) of the gross consideration paid or received by iVoice Technology in a merger or acquisition completed by the Company during the term of the agreement. This bonus would be payable in the form of cash, debt or shares of our Class B Common Stock at the option of Mr. Mahoney.

In the event Mr. Mahoney's employment agreement is terminated by iVoice Technology for cause or due to Mr. Mahoney's disability or retirement, iVoice Technology will pay him his full base salary for five years from the date of termination at the highest salary level under the agreement. Under his agreement, "cause" means (1) the willful and continued failure of Mr. Mahoney to substantially perform his duties to the Company after written demand for such performance is delivered to Mr. Mahoney by the Company's Board of Directors, (2) the willful engaging by Mr. Mahoney in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise, (3) the conviction of Mr. Mahoney of a felony, which is limited solely to a crime that relates to the business operations of the Company or that results in his being unable to substantially carry out his duties as set forth in the agreement, or (4) the commission of any act by Mr. Mahoney against the Company that may be construed as embezzlement, larceny, and/or grand larceny. However, Mr. Mahoney will not be deemed to have been terminated for cause unless the Board of Directors determines, by a vote of at least 75% of the members of the board of directors, that Mr. Mahoney was guilty of conduct described in items (1), (2) or (4) above.

As the board of directors consists solely of Mr. Mahoney and Mr. Esser, Mr. Mahoney, pursuant to his employment agreement, would be required to recuse himself from any discussions or vote regarding any potential termination, Mr. Esser would be required to determine, in accordance with his fiduciary duties as a board member, if Mr. Mahoney should be terminated for cause.

In the event Mr. Mahoney's employment agreement is terminated due to Mr. Mahoney's death, iVoice Technology will pay to his estate his full base salary for eight years from the date of termination at the highest salary level under the agreement. In the event Mr. Mahoney's employment agreement is terminated by iVoice Technology within three years following a change in control, as defined in the employment agreement, or by Mr. Mahoney for good reason within three years following a change in control, Mr. Mahoney will be entitled to receive a severance payment equal to three hundred percent (300%), less $100, of the average amount of his gross income for services rendered to iVoice Technology in each of the five prior calendar years (or shorter period during which Mr. Mahoney shall have been employed by iVoice Technology). Under his employment agreement, "good reason" means, among other things, (1) any limitation on Mr. Mahoney's powers as Chairman of the Board, (2) a reduction in compensation, (3) a relocation of the Company outside New Jersey or (4) the failure of the Company to make any required payments under the agreement. The employment agreement restricts Mr. Mahoney from competing with iVoice Technology during the term of the agreement and for one year after he is no longer employed by the Company; provided that Mr. Mahoney is receiving severance or other compensation from the Company pursuant to the employment agreement for at least one year (see Note 5 to the Financial Statements filed with Form 10-K for the fiscal year ended December 31, 2008).

On March 9, 2009, the Company entered into Amendment No 7 to the Employment Agreement with Jerome Mahoney, President and Chief Executive Officer of the Company whereby the term of the Employment Agreement was extended to July 31, 2016.

ACTION 3
CHANGE THE NAME OF THE CORPORATION TO B GREEN INNOVATIONS, INC. BY FILING AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, CHANGE TRADING SYMBOL.

The Board of Directors has authorized a merger of B Green Innovations, Inc. (“B Green”), a wholly owned subsidiary of the Company.  B Green is dedicated to becoming a “green” technology company, focused on acquiring and identifying promising technologies that address environmental issues.  As the Company has determined that the business strategy of B Green will be the future mission of the Company, the Board of Directors decided that the B Green subsidiary should be merged into the parent company, iVoice Technology.  Upon completion of this merger, immediately prior to the effectiveness of the shareholder action by written consent, the corporate name, B Green Innovations, Inc. will be available for the Company to assume.  Thereafter, upon the effectiveness of the shareholder action by written consent, the Company will file an Amendment to the Certificate of Incorporation with the State of New Jersey changing its name to B Green Innovations, Inc.  The Company will obtain a new CUSIP number and will be assigned a new trading symbol by the NASDAQ Stock Market for trading of the Company’s Class A Common Stock on the NASDAQ OTC Bulletin Board.  Shareholders will not be required to submit their stock certificates for exchange.  Following effectiveness of the name change, all new stock certificates that we issue will be overprinted with our new name.

ACTION 4
APPROVAL OF THE IVOICE TECHNOLOGY, INC. 2005 STOCK INCENTIVE PLAN AND CHANGE THE NAME TO THE B GREEN INNOVATIONS, INC. 2005 STOCK INCENTIVE PLAN (THE “2005 INCENTIVE PLAN”).

iVoice Technology’s Board of Directors has unanimously approved the adoption of the iVoice Technology, Inc. 2005 Stock Incentive Plan (the “2005 Incentive Plan”).  The 2005 Incentive Plan is included as Appendix A to this Information Statement.

Purpose

The 2005 Incentive Plan was adopted by the Board of Directors on November 19, 2005 to provide a means by which to employees, directors, independent contractors or agents of iVoice Technology (and any subsidiary of iVoice Technology designated by the iVoice Technology Board of Directors to participate in the Plan) may be given an opportunity to acquire shares of iVoice Technology common stock.  The 2005 Incentive Plan provides that the number authorized shares shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company’s Class A Common Stock, no par value per share, as determined by the Board from time to time.  The Board felt that this provision would provide the Company with added flexibility to increase the number of shares authorized under the 2005 Incentive Plan as the number of outstanding Class A Common Stock shares increase over the years.

Administration

The Board of Directors of iVoice Technology, or a committee composed of two or more members of the board, is authorized to administer the 2005 Incentive Plan.  If administration is delegated to a committee, such committee will have, in connection with the administration of the 2005 Incentive Plan, the powers possessed by the board.  As used herein with respect to the 2005 Incentive Plan, the “board” refers to the committee as well as the board itself.

The board has the power to construe and interpret the 2005 Incentive Plan and, subject to the provisions of the 2005 Incentive Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, in addition to cash, that may be used to pay the purchase price upon exercise of the option, and other terms of the option.

Shares Subject to the 2005 Incentive Plan

Pursuant to the 2005 Incentive Plan, the Class A Common Stock underlying the options that may be issued pursuant to awards under the 2005 Incentive Plan shall not exceed in the aggregate twenty percent (20%) of the outstanding number of iVoice Technology Class A Common Stock shares, as determined by the Board of Directors or the committee that administrators the 2005 Incentive Plan, from time to time.  If any option is surrendered (except surrender for shares of common stock) or for any other reason ceases to be exercisable, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2005 Incentive Plan.

Eligibility

Incentive stock options may be granted only to employees (including officers and directors who are employees).  Non-statutory stock options may be granted to employees, directors, officers, independent contractors, and consultants.  All of iVoice Technology’s executive officers, employees, consultants and directors are eligible to receive grants under the 2005 Incentive Plan.

No person is eligible for the grant of an incentive stock option, if at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of iVoice Technology (a “10% Shareholder”) unless the exercise price of such option is at least 110% of the fair market value of such common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant.  The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all such plans of iVoice Technology and its affiliates) may not exceed $100,000 dollars.

At this time, it is anticipated that only iVoice Technology’s executive officers, employees, consultants and directors will receive grants under the 2005 Incentive Plan. However, the Board of Directors of iVoice Technology have not considered or decided which individuals will be granted stock and/or options under the 2005 Incentive Plan, except for Lawrence A. Muenz a partner in the firm of Meritz & Muenz LLP., that will be issued iVoice Technology Class A Common in lieu of cash for payment of fees accrued for legal representation provided to iVoice Technology.

iVoice Technology, Inc. 2005 Stock Incentive Plan

Name and Position	Dollar Value ($)	Number of Units

Jerome Mahoney	$0	0
Frank Esser	$0	0
Executive Group	$0	0
Non-executive Director Group	$0	0
Non-executive Officer Employee Group	$0	0

Terms of Options

Term.  No option is exercisable after the expiration of ten (10) years from the date it was granted, except for a 10% Shareholder for which the expiration shall be no more than five (5) years.

Exercise/Purchase Price.  The exercise price of each option will not be less than 100% of the fair market value of the common stock on the date of grant, except for a 10% Shareholder for which the exercise price shall be no less than 110% of the fair market value of the common stock on the date of grant.

Consideration.  The purchase price of stock acquired pursuant to an option is paid either in cash at the time the option is exercised or at the discretion of the committee, (i) by delivery of already owned common stock of iVoice Technology or by withholding common stock otherwise deliverable upon exercise of the discretionary option, (ii) by delivery on a form prescribed by the committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of stock and deliver all or a portion of the proceeds to iVoice Technology in payment for the stock, (iii) by delivery of the optionee’s promissory note with such provisions as the committee determines appropriate, or (iv) any combination of the foregoing (including cash). If the exercise price of an option is paid by withholding common stock otherwise deliverable upon exercise of the option, the committee may issue the optionee an additional option to purchase a number of shares of common stock equal to the number of shares withheld.  This additional option shall have the same terms as the option that was exercised except that its exercise price shall be the fair market value of the common stock on the date of grant of the additional option.

The committee may, in its sole discretion, authorize the surrender of all or part of an unexercised option (excluding non-discretionary options described below) and authorize a payment thereof of an amount equal to the difference between the aggregate fair market value of the common stock subject to such option and the aggregate option price of such common stock.  Such payment may be made in cash, shares of common stock (using the fair market value on the date of surrender), or some combination thereof.

Transferability.  An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person.  A non-statutory stock option shall be transferable to the extent permitted by the option agreement covering the option.

Vesting.  The vesting schedule of each stock option granted under the 2005 Incentive Plan will be determined by the committee.  If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

Effect of Certain Corporate Events

If any change is made in the common stock subject to the 2005 Incentive Plan or subject to any option granted under the 2005 Incentive Plan  through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of iVoice Technology, appropriate adjustments shall be made by the committee in order to preserve but not increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

A stock option agreement may provide for accelerated vesting in the event of certain changes in control (all grants to non-employee directors shall so provide).  If a stock option agreement contains a change in control provision, it will also provide that the stock option will remain exercisable for the remainder of its term except that it will terminate upon the effective date of a change in control in which iVoice Technology is not the surviving entity, or in which all or substantially all assets of the company are disposed of, sold or transferred, or upon the complete liquidation or dissolution of iVoice Technology.

Amendment of Plan and Grants

The board at any time, and from time to time, may amend the 2005 Incentive Plan.  However, no amendment will be effective without the consent of shareholders then sufficient to approve the 2005 Incentive Plan in the first instance where the amendment will increase the maximum number of shares subject to stock options issued under the 2005 Incentive Plan, except as presently permitted under the 2005 Incentive Plan or change the designation or class of persons eligible to receive incentive stock options under the 2005 Incentive Plan.

The board may amend the terms of any outstanding option.  However, any amendment which would adversely affect the optionee’s rights under an outstanding option shall not be made without optionee’s written consent.  Notwithstanding the foregoing, the board may, without written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

Termination of Plan

The board may suspend or terminate the 2005 Incentive Plan at any time or from time to time.  Unless sooner terminated by the board, the 2005 Incentive Plan will terminate on November 18, 2015.

Federal Income Tax Information

Incentive Stock Options.  Options granted under the 2005 Incentive Plan which are designated as incentive stock options are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Code.

There generally are no federal income tax consequences to the optionee or iVoice Technology by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.  Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale.  The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock.  Capital gains are generally subject to lower tax rates than ordinary income.  Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, iVoice Technology will generally be entitled (subject to the requirement of reasonableness, the provision of 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-Statutory Stock Options.  Options granted under the 2005 Incentive Plan which are not designated as incentive stock options are “non-statutory stock options” which generally have the federal income tax consequences described below:

There are no tax consequences to the optionee or iVoice Technology by reason of the grant of a non-statutory stock option.  Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price.  Generally, with respect to employees, iVoice Technology is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, iVoice Technology will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.  Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option.  Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock.  Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee.  It is possible that compensation attributable to awards granted under the 2005 Incentive Plan, when combined with all other types of compensation received by a covered employee from iVoice Technology, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of “outside directors” and either: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period, the per-employee limitation is approved by the shareholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by shareholders. Stock options granted under the 2005 Incentive Plan are intended to qualify for the exemption for performance-based compensation.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by iVoice Technology’s Board of Directors, one of the possible effects of the 2005 Incentive Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees.  These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

New Plan Benefits

As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 2005 Incentive Plan.  To date, no such determinations have been made and, as a result, it is not possible to state such information.

The 2005 Incentive Plan is submitted for shareholder approval to satisfy Section 422 of the Internal Revenue Code (the “Code”) that requires that for an stock option to qualify as an Incentive Stock Option, as defined in the Code, “the option is granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options, and which is approved by the stockholders of the granting corporation within 12 months before or after the date such plan is adopted”.  The Board of Directors has made no determination as to who will be granted stock options and/or stock awards under the 2005 Incentive Plan.

ACTION 5
APPROVAL OF THE IVOICE TECHNOLOGY, INC. 2005 DIRECTORS’ AND OFFICERS’ STOCK INCENTIVE PLAN AND CHANGE THE NAME TO THE B GREEN INNOVATIONS, INC. 2005 DIRECTORS’ AND OFFICERS’ STOCK INCENTIVE PLAN(THE “2005 DIRECTORS’ AND OFFICERS’ INCENTIVE PLAN”).

iVoice Technology’s Board of Directors has unanimously approved the adoption of the iVoice Technology, Inc. 2005 Directors’ and Officers’ Stock Incentive Plan (the “2005 Directors’ and Officers’ Incentive Plan”).  The 2005 Directors’ and Officers’ Incentive Plan is included as Appendix B to this Information Statement.

Purpose

The 2005 Directors’ and Officers’ Incentive Plan was adopted by the Board of Directors on November 19, 2005 to provide a means by which to officers and directors of iVoice Technology (and any subsidiary of iVoice Technology designated by the iVoice Technology Board of Directors to participate in the Plan) may be given an opportunity to acquire shares of iVoice Technology common stock.  The 2005 Directors’ and Officers’ Incentive Plan provides that the number authorized shares shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company’s Class A Common Stock, no par value per share, as determined by the Board from time to time.  The Board felt that this provision would provide the Company with added flexibility to increase the number of shares authorized under the 2005 Directors’ and Officers’ Incentive Plan as the number of outstanding Class A Common Stock shares increase over the years.

Administration

The Board of Directors of iVoice Technology, or a committee composed of two or more members of the board, is authorized to administer the 2005 Directors’ and Officers’ Incentive Plan.  If administration is delegated to a committee, such committee will have, in connection with the administration of the 2005 Directors’ and Officers’ Incentive Plan, the powers possessed by the board.  As used herein with respect to the 2005 Directors’ and Officers’ Incentive Plan, the “board” refers to the committee as well as the board itself.

The board has the power to construe and interpret the 2005 Directors’ and Officers’ Incentive Plan and, subject to the provisions of the 2005 Directors’ and Officers’ Incentive Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, in addition to cash, that may be used to pay the purchase price upon exercise of the option, and other terms of the option.

Shares Subject to the 2005 Directors’ and Officers’ Incentive Plan

Pursuant to the 2005 Directors’ and Officers’ Incentive Plan, the Class A Common Stock underlying the options that may be issued pursuant to awards under the 2005 Directors’ and Officers’ Incentive Plan shall not exceed in the aggregate twenty percent (20%) of the outstanding number of iVoice Technology Class A Common Stock shares, as determined by the Board of Directors or the committee that administrators the 2005 Directors’ and Officers’ Incentive Plan, from time to time.  If any option is surrendered (except surrender for shares of common stock) or for any other reason ceases to be exercisable, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2005 Directors’ and Officers’ Incentive Plan.

Eligibility

Incentive stock options may be granted only to employees (including officers and directors who are employees).  Non-statutory stock options may be granted to employees, directors, officers, independent contractors, and consultants.  All of iVoice Technology’s executive officers, employees, consultants and directors are eligible to receive grants under the 2005 Directors’ and Officers’ Incentive Plan.

No person is eligible for the grant of an incentive stock option, if at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of iVoice Technology (a “10% Shareholder”) unless the exercise price of such option is at least 110% of the fair market value of such common stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant.  The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year (under all such plans of iVoice Technology and its affiliates) may not exceed $100,000 dollars.

At this time, it is anticipated that only iVoice Technology’s executive officers, employees, consultants and directors will receive grants under the 2005 Directors’ and Officers’ Incentive Plan. However, the Board of Directors of iVoice Technology have not considered or decided which individuals will be granted stock and/or options under the 2005 Directors’ and Officers’ Incentive Plan.

iVoice Technology, Inc. 2005 Directors’ and Officers’ Incentive Plan

Name and Position	Dollar Value ($)	Number of Units

Jerome Mahoney	$0	0
Frank Esser	$0	0
Executive Group	$0	0
Non-executive Director Group	$0	0
Non-executive Officer Employee Group	$0	0

Terms of Options

Term.  No option is exercisable after the expiration of ten (10) years from the date it was granted, except for a 10% Shareholder for which the expiration shall be no more than five (5) years.

Exercise/Purchase Price.  The exercise price of each option will not be less than 100% of the fair market value of the common stock on the date of grant, except for a 10% Shareholder for which the exercise price shall be no less than 110% of the fair market value of the common stock on the date of grant.

Consideration.  The purchase price of stock acquired pursuant to an option is paid either in cash at the time the option is exercised or at the discretion of the committee, (i) by delivery of already owned common stock of iVoice Technology or by withholding common stock otherwise deliverable upon exercise of the discretionary option, (ii) by delivery on a form prescribed by the committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of stock and deliver all or a portion of the proceeds to iVoice Technology in payment for the stock, (iii) by delivery of the optionee’s promissory note with such provisions as the committee determines appropriate, or (iv) any combination of the foregoing (including cash). If the exercise price of an option is paid by withholding common stock otherwise deliverable upon exercise of the option, the committee may issue the optionee an additional option to purchase a number of shares of common stock equal to the number of shares withheld.  This additional option shall have the same terms as the option that was exercised except that its exercise price shall be the fair market value of the common stock on the date of grant of the additional option.

The committee may, in its sole discretion, authorize the surrender of all or part of an unexercised option (excluding non-discretionary options described below) and authorize a payment thereof of an amount equal to the difference between the aggregate fair market value of the common stock subject to such option and the aggregate option price of such common stock.  Such payment may be made in cash, shares of common stock (using the fair market value on the date of surrender), or some combination thereof.

Transferability.  An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person.  A non-statutory stock option shall be transferable to the extent permitted by the option agreement covering the option.

Vesting.  The vesting schedule of each stock option granted under the 2005 Directors’ and Officers’ Incentive Plan will be determined by the committee.  If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.

Effect of Certain Corporate Events

If any change is made in the common stock subject to the 2005 Directors’ and Officers’ Incentive Plan or subject to any option granted under the 2005 Directors’ and Officers’ Incentive Plan through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of iVoice Technology, appropriate adjustments shall be made by the committee in order to preserve but not increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options.

A stock option agreement may provide for accelerated vesting in the event of certain changes in control (all grants to non-employee directors shall so provide).  If a stock option agreement contains a change in control provision, it will also provide that the stock option will remain exercisable for the remainder of its term except that it will terminate upon the effective date of a change in control in which iVoice Technology is not the surviving entity, or in which all or substantially all assets of the company are disposed of, sold or transferred, or upon the complete liquidation or dissolution of iVoice Technology.

Amendment of Plan and Grants

The board at any time, and from time to time, may amend the 2005 Directors’ and Officers’ Incentive Plan.  However, no amendment will be effective without the consent of shareholders then sufficient to approve the 2005 Directors’ and Officers’ Incentive Plan in the first instance where the amendment will increase the maximum number of shares subject to stock options issued under the 2005 Directors’ and Officers’ Incentive Plan, except as presently permitted under the 2005 Directors’ and Officers’ Incentive Plan or change the designation or class of persons eligible to receive incentive stock options under the 2005 Directors’ and Officers’ Incentive Plan.

The board may amend the terms of any outstanding option.  However, any amendment which would adversely affect the optionee’s rights under an outstanding option shall not be made without optionee’s written consent.  Notwithstanding the foregoing, the board may, without written consent, cancel any outstanding option or accept any outstanding option in exchange for a new option.

Termination of Plan

The board may suspend or terminate the 2005 Directors’ and Officers’ Incentive Plan at any time or from time to time.  Unless sooner terminated by the board, the 2005 Directors’ and Officers’ Incentive Plan will terminate on November 18, 2015.

Federal Income Tax Information

Incentive Stock Options.  Options granted under the 2005 Directors’ and Officers’ Incentive Plan which are designated as incentive stock options are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Code.

There generally are no federal income tax consequences to the optionee or iVoice Technology by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.  Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale.  The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee holds the stock.  Capital gains are generally subject to lower tax rates than ordinary income.  Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, iVoice Technology will generally be entitled (subject to the requirement of reasonableness, the provision of 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-Statutory Stock Options.  Options granted under the 2005 Directors’ and Officers’ Incentive Plan which are not designated as incentive stock options are “non-statutory stock options” which generally have the federal income tax consequences described below:

There are no tax consequences to the optionee or iVoice Technology by reason of the grant of a non-statutory stock option.  Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price.  Generally, with respect to employees, iVoice Technology is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, iVoice Technology will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.  Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option.  Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock.  Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee.  It is possible that compensation attributable to awards granted under the 2005 Directors’ and Officers’ Incentive Plan, when combined with all other types of compensation received by a covered employee from iVoice Technology, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of “outside directors” and either: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period, the per-employee limitation is approved by the shareholders and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain and the option is approved by shareholders. Stock options granted under the 2005 Directors’ and Officers’ Incentive Plan are intended to qualify for the exemption for performance-based compensation.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by iVoice Technology’s Board of Directors, one of the possible effects of the 2005 Directors’ and Officers’ Incentive Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of directors and key employees.  These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

New Plan Benefits

As stated above, the committee has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 2005 Directors’ and Officers’ Incentive Plan.  To date, no such determinations have been made and, as a result, it is not possible to state such information.

The 2005 Directors’ and Officers’ Incentive Plan is submitted for shareholder approval to satisfy Section 422 of the Internal Revenue Code (the “Code”) that requires that for an stock option to qualify as an Incentive Stock Option, as defined in the Code, “the option is granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options, and which is approved by the stockholders of the granting corporation within 12 months before or after the date such plan is adopted”.  The Board of Directors has made no determination as to who will be granted stock options and/or stock awards under the 2005 Directors’ and Officers’ Incentive Plan.

ACTION 6
RATIFY THE BOARD OF DIRECTORS’ SELECTION OF BAGELL JOSEPHS LEVINE & COMPANY, LLC TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

The Board of Directors has unanimously authorized the engagement of the firm of Bagell, Josephs, Levine & Company, LLC, independent registered public accountants, to audit our financial statements for the year ending December 31, 2009.  Bagell, Josephs, Levine & Company, LLC had audited our financial statements for the fiscal year ended December 31, 2008.

Appendix A

IVOICE TECHNOLOGY, INC.
2005 STOCK INCENTIVE PLAN

1.     PURPOSES.

The purpose of the iVoice Technology, Inc. 2005 Stock Incentive Plan (the "Plan") is to (i) provide long-term incentives and rewards to employees, directors, independent contractors or agents ("Eligible Participants") of iVoice Technology, Inc. ("the Company") and its subsidiaries; (ii) assist the Company in attracting and retaining employees, directors, independent contractors or agents with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such employees, directors, independent contractors or agents with those of the Company's stockholders.

2.     EFFECTIVE  DATE.

The Plan is effective as of the date it is adopted by the Board of Directors of the Company and Awards may be made under the Plan on and after its effective date.

3.     ADMINISTRATION  OF  THE  PLAN.

The Plan shall be administered by the Board of Directors or a committee appointed by the Board of Directors of the Company (hereinafter referred to as the “Board”) and the Board shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the Eligible Participants to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each Eligible Participant selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same.  The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company stockholders, any participants in the Plan and any other Eligible Participant of the Company.

All employees of the Company and all employees of Affiliates shall be eligible to participate in the Plan.  The Board, in its sole discretion, shall from time to time designate from among the eligible employees and among directors, independent contractors or agents those individuals who are to receive awards under and thereby become participants in the Plan.  For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Board, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with the Company.  For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4.     AWARDS.

(a) Types.  Awards under the Plan shall be made with reference to shares of the Company common stock and may include, but need not be limited to, stock options (including non-statutory stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the issuance of shares of the Company common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered.  In the event of an award under which shares of the Company common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law and (ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

(b) Performance Goals.  The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Company and/or its Affiliates as it may select.

(c) Rules and Policies.  The Board may adopt from time to time written rules and policies implementing the Plan.  Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards.

5.     SHARES OF STOCK SUBJECT TO THE PLAN.

The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company’s Class A Common Stock, no par value per share, as determined by the Board from time to time.  Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6.     PAYMENT OF AWARDS.

The Board shall determine the extent to which awards shall be payable in cash, shares of the Company common stock or any combination thereof.  The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof shall be deferred.  Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.     VESTING.

The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8.     DILUTION  AND  OTHER  ADJUSTMENT.

In the event of any change in the outstanding shares of the Company common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of the Company ), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9.     MISCELLANEOUS PROVISIONS.

(a) Rights as Stockholder.  A participant under the Plan shall have no rights as a holder of the Company common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(b) Assignment to Transfer.  No award under this Plan shall be transferable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company), except (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holders or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Board, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board in each case subject to the condition that the Board be satisfied that such transfer is being made for the estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

(c) Agreements.  All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall adopt.

(d) Compliance with Legal Regulations.  During the term of the Plan and the term of any awards granted under the Plan, the Company will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for the Company in order to grant shares of the Company common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for the Company the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such shares.  In any event, the Company shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or the Company receives evidence satisfactory to the Board that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. the Company's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to the Company being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

(e) Withholding Taxes.  the Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes.  The obligation of the Company to make delivery of awards in cash or the Company common stock shall be subject to currency or other restrictions imposed by any government.

(f) No Rights to Award.  No Eligible Participant or other person shall have any right to be granted an award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

(g) Costs and Expenses.  The costs and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any Eligible Participant receiving an award.

(h) Funding of Plan.  The Plan shall be unfunded.  the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10.    AMENDMENTS AND TERMINATION.

(a) Amendments.  The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

Unless the majority of the directors of the Company present, or represented, and entitled to vote at a meeting of directors shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4 of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan.  For purposes of this section 10 (a), any (A) cancellation and re-issuance or (B) repricing of any awards made under the Plan at a new option price shall not constitute an amendment of this Plan.

With consent of the Eligible Participant adversely affected, the Board may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

(b) Termination.  Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after November 18, 2015.

Appendix B

IVOICE TECHNOLOGY, INC.
2005 DIRECTORS’ AND OFFICERS’ STOCK INCENTIVE PLAN

1.     PURPOSES.

The purpose of the 2005 Directors’ and Officers’ Stock Incentive Plan (the "Plan") is to (i) provide long-term incentives and rewards to officers and directors ("Eligible Participants") of iVoice Technology, Inc. ("the Company") and its subsidiaries; (ii) assist the Company in attracting and retaining officers and directors, with experience and/or ability on a basis competitive with industry practices; and (iii) associate the interests of such officers and directors with those of the Company's stockholders.

2.     EFFECTIVE DATE.

The Plan is effective as of the date it is adopted by the Board of Directors of the Company and Awards may be made under the Plan on and after its effective date.

3.     ADMINISTRATION OF THE PLAN.

The Plan shall be administered by the Board of Directors of the Company and the Board shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the Eligible Participants to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each Eligible Participant selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same.  The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company stockholders, any participants in the Plan and any other Eligible Participant of the Company.

All directors and officers of the Company and all directors and officers of Affiliates shall be eligible to participate in the Plan.  The Board, in its sole discretion, shall from time to time designate from among the eligible directors and officers who are to receive awards under and thereby become participants in the Plan.  For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Board, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with the Company.  For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4.     AWARDS.

(a) Types.  Awards under the Plan shall be made with reference to shares of the Company common stock and may include, but need not be limited to, stock options (including non-statutory stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the issuance of shares of the Company common stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered.  In the event of an award under which shares of the Company common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law and (ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

(b) Performance Goals.  The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Company and/or its Affiliates as it may select.

(c) Rules and Policies.  The Board may adopt from time to time written rules and policies implementing the Plan.  Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards.

1.	SHARES OF STOCK SUBJECT TO THE PLAN.

The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of twenty percent (20%) of the issued and outstanding shares of the Company’s Class A Common Stock, no par value per share, as determined by the Board from time to time.  Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

1.	PAYMENT OF AWARDS.

The Board shall determine the extent to which awards shall be payable in cash, shares of the Company common stock or any combination thereof.  The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof shall be deferred.  Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.     VESTING.

The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of the Company common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8.     DILUTION  AND  OTHER  ADJUSTMENT.

In the event of any change in the outstanding shares of the Company common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of the Company ), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

9.     MISCELLANEOUS PROVISIONS.

(a) Rights as Stockholder.  A participant under the Plan shall have no rights as a holder of the Company common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(b) Assignment to Transfer.  No award under this Plan shall be transferable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company), except (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holders or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Board, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board in each case subject to the condition that the Board be satisfied that such transfer is being made for the estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

(c) Agreements.  All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall adopt.

(d) Compliance with Legal Regulations.  During the term of the Plan and the term of any awards granted under the Plan, the Company will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for the Company in order to grant shares of the Company common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for the Company the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such shares.  In any event, the Company shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or the Company receives evidence satisfactory to the Board that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. the Company's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to the Company being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

(e) Withholding Taxes.  the Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes.  The obligation of the Company to make delivery of awards in cash or the Company common stock shall be subject to currency or other restrictions imposed by any government.

(f) No Rights to Award.  No Eligible Participant or other person shall have any right to be granted an award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

(g) Costs and Expenses.  The costs and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any Eligible Participant receiving an award.

(h) Funding of Plan.  The Plan shall be unfunded.  the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10.    AMENDMENTS AND TERMINATION.

(a) Amendments.  The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

Unless the majority of the directors of the Company present, or represented, and entitled to vote at a meeting of directors shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4 of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan.  For purposes of this section 10 (a), any (A) cancellation and re-issuance or (B) repricing of any awards made under the Plan at a new option price shall not constitute an amendment of this Plan.

With consent of the Eligible Participant adversely affected, the Board may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

(b) Termination.  Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after November 18, 2015.